LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED SEPTEMBER 24, 2008

TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED NOVEMBER 7, 2007,

AS SUPPLEMENTED, OF

LEGG MASON PARTNERS

130/30 U.S. LARGE CAP EQUITY FUND

(THE “FUND”)

In response to recent market conditions, regulatory authorities in various countries, including the United States, have enacted temporary rules prohibiting short sales of certain stocks. The length of the bans and type of securities covered vary from country to country. Generally, the prohibitions cover short sales of financial stocks, but in some cases are more extensive.

As described in the Prospectus, the Fund utilizes a long/short strategy and engages in short sales with a portion of its assets. Investors should be aware that the prohibitions on effecting short sales will apply to the Fund, and while the prohibitions remain in effect, they will prevent the Fund from engaging in short sales of certain companies, primarily in the financial sector.

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